SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 12, 2002

Rockford Corporation

(Exact Name of Registrant as Specified in its Charter)

Arizona
(State or Other Jurisdiction of
Incorporation or Organization)

000-30138 (Commission File Number)	86-0394353 (I.R.S. Employer Identification No.)

600 South Rockford Drive Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)

(480) 967-3565
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, by W. Gary Suttle, our Chief Executive Officer, and James M. Thomson, our Chief Financial Officer.

Item 9. Regulation FD Disclosure.

W. Gary Suttle, our Chief Executive Officer, and James M. Thomson, our Chief Financial Officer, have provided a certification of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. Their certification:

•	was made pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002; and

•	was attached to the transmittal letter accompanying our filing of the Form 10-Q on November 12, 2002.

        Their certification is attached as Exhibit 99.1 to this Form 8-K. This exhibit is being furnished, and is not filed, as permitted by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation (Registrant)

Date: November 12, 2002	By	/s/ James M. Thomson

James M. Thomson Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, by W. Gary Suttle, our Chief Executive Officer, and James M. Thomson, our Chief Financial Officer